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                                                                    EXHIBIT 10.6

                                                                 January 1, 2003

Mr. Ian Strachan
30 Bloomfield Terrace
London SW1W 8PQ
England

      Re:   Non-Executive Chairman

Dear Ian:

      On behalf of Instinet Group Incorporated ("Instinet"), we are pleased that you accepted the role of Non-Executive Chairman of the Board. Set forth below are the agreed upon terms and conditions relating to this position:


TERM:                                     Commences January 1, 2003 and expires upon Spring 2005 annual shareholders meeting, absent earlier resignation, removal, death or disqualification


AMOUNT OF TIME ANTICIPATED TO BE          Seven days per month (including two travel days).
DEVOTED TO ROLE:

RETAINER (INCLUSIVE OF ALL MEETING        $275,000 per annum, payable monthly.
FEES):

RESTRICTED STOCK AWARD:                   $75,000 value annually to be awarded as of the date of the annual shareholders meeting in 2003 and 2004, with one-year vesting; pro-rata award based upon $75,000 annualized value from January 1, 2005 through the date of the annual shareholders meeting in Spring 2005, with one-year vesting

ANNUAL INCENTIVE BONUS PLAN:              Non eligible.

INSTINET 2000 STOCK OPTION PLAN:          Non eligible.


EXPENSES:                                 Instinet shall reimburse you for all reasonable travel, lodging, meal and other reasonable expenses incurred in connection with the performance of your duties and responsibilities as Non-Executive
                                          Chairman




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Ian Strachan
Non-Executive Chairman
- Page 2 -


      We are indeed pleased that you will assume responsibilities of this position and we look forward to working closely with you to help Instinet succeed.

      Best regards.

                                                   Very truly yours,

                                                   /s/ Paul A. Merolla

                                                   Paul A. Merolla
                                                   Executive Vice President,
                                                   General Counsel and Secretary



Accepted and Agreed
this 1st day of January, 2003

/s/ Ian Strachan
----------------------------------
Ian Strachan